UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2023

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Registered Public Offering

On October 30, 2023, Biofrontera Inc., a Delaware corporation (the “Company”), entered into a placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”) and a securities purchase agreement (the “Purchase Agreement”) with an institutional investor for the purchase and sale, in a registered public offering by the Company (the “Public Offering”) of an aggregate of 1,205,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or pre-funded warrants to purchase Common Stock in lieu thereof, each of which is coupled with a warrant to purchase one and one-half shares of Common Stock. Specifically, the Company agreed to issue and sell to the institutional investor: (i) 150,000 shares of Common Stock at a combined offering price of $3.74, (ii) 1,055,000 pre-funded warrants to purchase up to 1,055,000 shares of Common Stock (the “Pre-Funded Warrants”) at a combined offering price of $3.7399 and (iii) 1,205,000 warrants to purchase up to 1,807,500 shares of Common Stock (the “Common Warrants”), resulting in gross proceeds of approximately $4.5 million. The Public Offering closed on November 2, 2023.

The Common Warrants are exercisable upon issuance, will expire five years following the date of issuance and have an exercise price of $3.55 per share. The Pre-Funded Warrants are exercisable upon issuance, will expire five years following the date of issuance and have an exercise price of $0.0001 per share.

Each of the Placement Agency Agreement and Purchase Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. In addition, pursuant to the terms of the Purchase Agreement, the Company and its executive officers and directors have agreed not to, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities for a period of 90 days following the date of closing of the Public Offering.

As compensation in connection with the Public Offering, the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Public Offering, plus reimbursement of certain expenses and legal fees.

The Common Stock, Pre-Funded Warrants and Common Warrants described above were offered pursuant to the Registration Statement on Form S-1 (File No. 333-274871), as amended, that was declared effective by the Securities and Exchange Commission (the “Commission”) on October 30, 2023.

The foregoing descriptions of the Purchase Agreement, Placement Agency Agreement, Common Warrant, and the Pre-Funded Warrants, do not purport to be complete and are subject to, and qualified by, the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 4.1, and 4.2, respectively, and incorporated by reference herein. The Placement Agency Agreement and Purchase Agreement are attached hereto as exhibits to provide interested persons with information regarding their terms, but are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Placement Agency Agreement and Purchase Agreement were made only for purposes of such agreements as of specific dates indicated therein, were solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreements.

Warrant Amendment

As previously reported in a Current Report on Form 8-K filed with the Commission on May 20, 2022, the Company issued (i) a common stock purchase warrant, dated May 16, 2022 and exercisable until November 18, 2027, to purchase up to 170,950 shares of Common Stock, at an exercise price of $55.40 and (ii) a common stock purchase warrant, dated July 26, 2022 and exercisable until December 1, 2026, to purchase up to 214,286 shares of Common Stock at an exercise price of $33.20 (collectively, the “Existing Warrants”) to an institutional investor.

On October 30, 2023, in connection with the Purchase Agreement, the Company entered into an amendment to the Existing Warrants (the “Existing Warrants Amendment”) pursuant to which the Company agreed, effective November 2, 2023, to (i) revise the exercise price of the Existing Warrants to $3.55 and (ii) extend the date until which the Existing Warrants can be exercised until November 2, 2028. No other terms of the Existing Warrants were revised or changed.

The foregoing description of the Existing Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the Existing Warrants Amendment, a copy of which is filed herewith as Exhibit 10.3, and incorporated herein by reference. For further discussion of the terms of the Existing Warrants, see the Company’s Current Report on Form 8-K, filed with the Commission on May 20, 2022, and the Company’s Current Report on Form 8-K, filed with the Commission on July 27, 2022, which portions describing the Existing Warrants are incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders

The disclosure set forth under Item 1.01 is incorporated herein by reference into this Item 3.03 in its entirety.

Item 7.01 Regulation FD Disclosure

On October 31, 2023, the Company issued a press release announcing the pricing of the Public Offering, a copy of which is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
10.1	Securities Purchase Agreement, dated October 30, 2023, by and between Biofrontera Inc. and an institutional investor
10.2	Placement Agency Agreement, dated October 30, 2023, by and between Biofrontera Inc. and Roth Capital Partners, LLC
10.3	Amendment to Common Stock Purchase Warrants, dated October 30, 2023, by and between Biofrontera Inc. and institutional investor
99.1	Press release, dated October 31, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2023 (Date)	Biofrontera Inc. (Registrant)

/s/ E. Fred Leffler, III
E. Fred Leffler, III Chief Financial Officer